INSURANCE PREMIUM INCOME (Tables)	12 Months Ended
Dec. 31, 2017
Insurance premium income [Member]
INSURANCE PREMIUM INCOME (Tables) [Line Items]
Disclosure of insurance premium revenue [text block]
	2017 £m	2016 £m	2015 £m
Life insurance
Gross premiums:
Life and pensions	6,273	5,613	3,613
Annuities	1,082	1,685	430
	7,355	7,298	4,043
Ceded reinsurance premiums	(168)	(88)	(122)
Net earned premiums	7,187	7,210	3,921
Non-life insurance
Net earned premiums	743	858	871
Total net earned premiums	7,930	8,068	4,792